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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2003
        ----------------------------------------------------------------

     CARNIVAL CORPORATION                               CARNIVAL PLC
     --------------------                               ------------
 (Exact name of Registrant as                   (Exact name of Registrant as
  specified in its charter)                       specified in its charter)

           Panama                                  England and Wales
           ------                                  -----------------
 (State or other jurisdiction                  (State or other jurisdiction
      of incorporation)                             of incorporation)

           1-9610                                        1-15136
           ------                                        -------
 (Commission File Number)                       (Commission File Number)

         59-1562976                                       None
         ----------                                       ----
 (IRS Employer Identification Number)       (IRS Employer Identification Number)

     3655 N.W. 87/th/ Avenue                     3655 N.W. 87/th/ Avenue
    Miami, Florida 33178-2428                   Miami, Florida 33178-2428
    -------------------------                   -------------------------
(Address of principal executive                (Address of principal executive
           offices)                                       offices)
         (zip code)                                     (zip code)

       (305) 599-2600                                 (305) 599-2600
       --------------                                 --------------
(Registrants telephone number,                (Registrants telephone number,
     including area code)                          including area code)

             None                                P&O Princess Cruises plc
             ----                                ------------------------
(Former name or former address,              (Former name or former address,
 if changed since last report)                if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

Resignation of KPMG Audit Plc.

         As previously reported on the Form 8-K filed by Carnival Corporation and Carnival plc on April 17, 2003, KPMG Audit Plc ("KPMG") resigned as the independent public accountants for Carnival plc on April 17, 2003. The audit reports of KPMG on Carnival plc's consolidated financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that:

    . KPMG's audit reports expressed an opinion on the fair presentation of Carnival plc's consolidated financial statements in conformity with generally accepted accounting principles in the United Kingdom and contained separate paragraphs stating that accounting principles generally accepted in the United Kingdom vary in certain significant respects from those accepted in the United States of America and that application of accounting principles generally accepted in the United States of America would have affected the results of operations and shareholders' funds reported on to the extent summarized in note 28 to the consolidated financial statements; and

    . KPMG's audit report dated February 6, 2003 on the consolidated financial statements for the fiscal years ended December 31, 2002 and December 31, 2001 contained a separate paragraph referring to Carnival plc's adoption of FRS 19 Deferred Tax and the consequent restatement of the consolidated financial statements for each of the two fiscal years ended December 31, 2001.

During the fiscal years ended December 31, 2001 and December 31, 2002 and the subsequent interim period through April 17, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference thereto in its reports on the financial statements for such periods. Carnival plc has provided KPMG with a copy of the foregoing disclosures. Attached as
Exhibit 16.1 is a copy of KPMG's letter, dated April 29, 2003, stating its agreement with such statements.

Engagement of PricewaterhouseCoopers LLP.

         On April 17, 2003, Carnival plc engaged PricewaterhouseCoopers LLP to serve as its independent public accountants for the fiscal year ended November 30, 2003, subject to shareholder approval. The decision to engage
PricewaterhouseCoopers LLP was approved by the audit committee of the board of directors of Carnival plc.

         During the years ended December 31, 2001 and 2002 and the subsequent interim period through April 17, 2003, Carnival plc did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the

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type of audit opinion that might be rendered on Carnival plc's financial statements, or any other matters or reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 7 (c). Financial Statements and Exhibits.

16.1     Letter of KPMG Audit Plc dated April 29, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        CARNIVAL CORPORATION


Date: April 29, 2003                    By: /s/ Gerald R. Cahill
                                            ------------------------------------
                                            Name:   Gerald R. Cahill
                                            Title:  Chief Financial Officer


                                        CARNIVAL PLC


Date: April 29, 2003                    By: /s/ Gerald R. Cahill
                                            ------------------------------------
                                            Name:   Gerald R. Cahill
                                            Title:  Chief Financial Officer


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                                  Exhibit List

Exhibit   Description
-------   -----------

16.1      Letter of KPMG Audit Plc dated April 29, 2003.